UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2012

DREAMS, INC.

(Exact name of registrant as specified in its charter)

Utah	001-33405	87-0368170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 South University Drive, Plantation, Florida	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 377-0002

Registrant’s facsimile number, including area code: (954) 475-8785

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed by Dreams, Inc. (the “Company”) on April 16, 2012 (the “Original Report”). The Company is filing this amendment in order to file an amended and restated version of the Agreement and Plan of Merger, dated as of April 13, 2012, by and among the Company, Sweet Tooth Acquisition Corp., and Fanatics, Inc., which was executed to correct certain clerical errors and/or omissions.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

2.1*	Amended and Restated Agreement and Plan of Merger dated as of April 13, 2012, among Dreams, Inc., Sweet Tooth Acquisition Corp., and Fanatics, Inc.

2.2**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Ross Tannenbaum.

2.3**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Kevin Bates.

2.4**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and David Greene.

2.5**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Warren Greene.

2.6**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Richard Greene.

2.7**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Frost Gamma Investment Trust.

2.8**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Sam Battistone.

99.1**	Press Release issued by Dreams, Inc. dated April 16, 2012.

99.2**	Employee Memo

99.3**	Partner Emails

*	Schedules and certain exhibits to the merger agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Dreams hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

**	Filed with the Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 17, 2012	DREAMS, INC.

	By:	/s/ Ross Tannenbaum
Ross Tannenbaum
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger dated as of April 13, 2012, among Dreams, Inc., Sweet Tooth Acquisition Corp., and Fanatics, Inc.

2.2**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Ross Tannenbaum.

2.3**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Kevin Bates.

2.4**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and David Greene.

2.5**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Warren Greene.

2.6**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Richard Greene.

2.7**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Frost Gamma Investment Trust.

2.8**	Support Agreement dated as of April 13, 2012, Fanatics, Inc., Sweet Tooth Acquisition Corp., and Sam Battistone.

99.1**	Press Release issued by Dreams, Inc. dated April 16, 2012.

99.2**	Employee Memo

99.3**	Partner Emails

*	Schedules and certain exhibits to the merger agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Dreams hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

**	Filed with the Original Report.